Exhibit 99.2

OSG America L.P.

Fourth Quarter and Fiscal 2008
Earnings Presentation

March 2, 2009

This presentation may contain forward-looking statements regarding the Partnership’s prospects, including the outlook for U.S. tanker and articulated tug barge markets, the outcome of negotiations with Aker and
Bender, the payment of cash distributions, the building schedule for new vessels, estimated delivery dates for dropdown vessels, EBITDA for 2009 and cash interest expense and capital expenditure reserves for drydocking and replacements for 2009.  These statements are based on certain assumptions made by the
Partnership based on its experience and perception of historical trends, current conditions, expected future developments and other factors it believes are appropriate in the circumstances.  Forward-looking statements are subject to a number of risks, uncertainties and assumptions, many of which are beyond the control of the Partnership, which may cause actual results to differ materially from those implied or expressed by the forward-look statements.  Factors, risks and uncertainties that could cause actual results to differ from expectations reflected in such forward-looking statements are described in the Partnership’s
Annual Report on Form 10-K for 2007 and those risks discussed in other reports the Partnership files with the Securities and Exchange Commission.

Forward Looking Statements

Strong 2008 Operating Results

Fourth quarter financial results

TCE revenues rose 9% to $69.7 million from the prior quarter

Reported net loss of $53.5 million driven by a non-cash charges

Adjusted for these items, net income was $11.2 million

Year-to-date financial results

TCE revenues totaled $245.7 million

Reported net loss of $54.5 includes non-cash charges

Adjusted, net income was $29.5 million

Cash distribution coverage of 119%

Full year 2008 cash available for distribution:  $54.8M

2008 distributions of $1.50 per unit

Predictable 2009 Coverage

Predictable cash flows in 2009 derivedfrom locked-in revenue

91% of revenue days on term charters Q109

87% of revenue days on term charters FY09

Known growth prospects lower due to restructuring of Bender newbuild program

Active sponsor support throughout the year ensuring stability of earnings

Lower demand for oil

Lower future refining capacity

Reduction in products manufactured

Lower future Jones Act demand

Lower growth forecast leads to reduced future demand in Jones Act market

+

+

=

Lower future Jones Act demand plus reduced newbuild program means lower estimate of future cash flows

Lower Jones Act demand

Reduced newbuild program

Lower estimate of future cash flows

+

=

Lower estimate of future cash flow requires goodwill write-down of $62.9 million

Lower Outlook Requires Goodwill Write-down

Restructuring Bender Program to Limit Impact

Determined Bender unable to meet contract terms

Lack of performance

Bender’s financial viability at issue

If settlement reached, intend to complete two ATBs and two tugs at alternative yards

[redacted]

[redacted]

[redacted]

OSG America L.P.

Page 7

Updated Fleet Development Plans

Newbuild Fleet - February 20, 2009

Vessel Name

Vessel Type

Ownership

Type

Charter-out

date

Delivery

Date

Newbuild

(TBN) OVERSEAS NIKISKI

HANDYSIZE

BB-In

6/8/2012

2Q 2009

(TBN) OVERSEAS ANACORTES

HANDYSIZE

BB-In

5/24/2013

2Q 2010

Option Vessels

(TBN) OVERSEAS MARTINEZ

HANDYSIZE

BB-In

10/12/2012

4Q 2009

(TBN) OVERSEAS CASCADE

HANDYSIZE

BB-In

5/2/2015

1Q 2010

(TBN) OVERSEAS CHINOOK

HANDYSIZE

BB-In

3/1/2015

4Q 2010

(TBN) OVERSEAS TAMPA

HANDYSIZE

BB-In

1Q 2011

(TBN) OSG 350

ATB

11/26/2019

Q4 2009

(TBN) OSG 351

ATB

11/26/2019

Q2 2010

To be cancelled

(TBN) OSG 352

ATB

(TBN) OSG 296

ATB

(TBN) OSG 297

ATB

(TBN) OSG 298

ATB

Financial Overview

Henry Flinter
Chief Financial Officer

Financial Highlights

1See Appendix for a reconciliation of this non-GAAP measure to the most directly comparable GAAP financial measure.

Statement of Operations

TCE revenues up 9%:  +114
revenue days due to
Overseas Texas City delivery
and OSG 400  return to
service

Vessel impairment for
Overseas Integrity

Charter-hire expenses include
Overseas Texas City and
charter-in of tug/barge to
cover for OSG 400 repair

Vessel expenses increase
due to delivery of Overseas
Texas City, OSG 400 and P&I
insurance

Depreciation lower due to
pending sale of the Overseas
Integrity

Goodwill impairment based
NPV of forecasted future cash
flow

Q408

Q308

FY08

Shipping Revenues:

Time charter revenues

$45,933

$43,193

$158,224

Voyage charter revenues

30,918

31,019

128,099

76,851

74,212

286,323

Operating Expenses:

Voyage expenses

7,192

10,509

40,639

Vessel expenses

27,709

24,857

98,534

Charter hire expenses

15,053

11,385

45,283

Depreciation and amortization

12,438

12,902

52,040

General and administrative

4,863

4,857

20,725

Goodwill impairment

62,874

-

62,874

Loss on impairment of vessel

1,783

19,319

21,102

Total operating expenses

131,912

83,829

341,197

(Loss) / income from vessel operations

(55,061)

(9,617)

(54,874)

Equity income of affiliated companies

2,594

1,127

5,344

Operating (loss) / income

(52,467)

(8,490)

(49,530)

Other income

127

87

335

(52,340)

(8,403)

(49,195)

Interest expense

1,158

1,295

5,311

Net (loss)

($53,498)

($9,698)

($54,506)

General partner’s interest in net loss

($1,070)

($194)

($1,090)

Limited partners' interest in net loss

($52,428)

($9,504)

($53,416)

Weighted-average units outstanding – basic

and diluted

30,003,962

30,002,250

30,002,250

TCE Revenues

1

$69,659

$63,703

$245,684

($ in thousands)

Financial Highlights

Write-down of Overseas Integrity.  Held for sale
at 12/31/08 and removed from fleet

Long-term debt to total capital was 16.7%;
$45M drawn leaving $155M available under
senior secured revolving credit facility.

Non-amortizing loan matures November 2012

Decrease in Partners’ Capital reflected
reported loss for the year and cash distributions
to unitholders

$62.9M goodwill impairment

Exercised early buyout of capital leases on
Overseas Philadelphia and Overseas New
Orleans

$46.8M due under amortizing term loan
maturing 2013-2014, requiring debt payment of
$3M/year

Balance Sheets

As of Dec. 31,

2008

As of Dec. 31,

2007

Assets

Cash

$10,529

$3,380

Receivables, inventory, prepaids

29,654

40,367

       Total current assets

40,183

43,747

Vessels and deferred drydock

430,998

421,624

Vessels under capital leases

—

21,246

Vessel held for sale

1,310

—

Intangible assets, less accumulated amortization

82,417

87,017

Goodwill

—

62,874

Other noncurrent assets

19,653

14,604

Total Assets

$574,561

$651,112

Liabilities

Accounts payable and accrued expenses

$19,282

$19,522

Advances from affiliated companies

12,586

—

Current portion of debt

3,007

2,834

Current obligations under capital leases

—

6,375

Total current liabilities

34,875

28,731

Long-term debt

88,746

46,753

Obligations under capital leases

—

23,846

Advances from affiliated companies

—

9,657

Other non-current liabilities

7,994

1,428

131,615

110,415

Partners’ Capital

442,946

540,697

Total Liabilities and Partners’ Capital

$574,561

$651,112

($ in thousands)

Distributable Cash Flow1

Cash distribution of
$0.375 per unit declared
on January 23, 2009 for
the three months ended
December 31, 2008

1See Appendix for a reconciliation of this non-GAAP measure to the most directly comparable GAAP financial measure.

($ in thousands)

Q408

FY08

Net loss

($53,498)

($54,506)

Add:

  Depreciation and amortization

12,438

52,040

  Interest expense

1,158

5,311

  Distributions from affiliated companies

-

5,744

Less:

  Equity in income from affiliated companies

(2,594)

(5,344)

  Goodwill impairment

62,874

62,874

  Loss on vessel impairment

1,783

21,102

  Charter hire expense

1,669

5,228

  Cash interest expense

(1,072)

(4,971)

  Drydocking capital expenditure reserve

(4,400)

(17,006)

  Replacement capital expenditure reserve

(4,000)

(15,632)

Cash available for distribution

$14,358

$54,840

Distributions paid

$11,480

$45,920

Coverage ratio

125%

119%

2009 Forecast Calls for Strong Coverage

2009 Guidance

EBITDA lowered by $1.2M from 2008 due to decline in revenue forecast for
Luxmar, Maremar and Puget Sound partially offset by the positive impact of the delivery of the Overseas Boston and the Overseas Nikiski

Drydock reserve increased over 2008 due to fleet additions in 2008 and
2009

Replacement reserve decreased due to the removal of the Overseas
Integrity

2009

EBITDA

$ 83,600

Cash interest

(4,200)

Drydock reserve

(19,500)

Replacement reserve

(14,100)

Noncash charter hire expense

6,400

Equity income

1,400

Cash available for distribution

$ 53,600

Minimal annual distribution

$ 45,900

Coverage

117%

Wrap-up

Myles Itkin
President and CEO

2009 Market Outlook

2009

U.S. oil demand forecast to be 2.8% lower than 2008 levels

Reduction in refining utilization levels including units that manufacture gasoline

Drop in dry cargo rates results in 6 U.S. Flag tankers involved in grain trade moving back into Jones Act oil trade

Anticipated result: 2009 spot rates to be $5,000 to $10,000 / day lower than
2008 average

With 87% fixed coverage, OSG America is only 13%
exposed to the spot market

Solid Business Model and Stable Results

Three-pronged business strategy

Generate cash flows from fixed time charters

Increase market share in existing markets

Expand into related segments

Known growth prospects reduced

Attractive long-term market dynamics

Supportive sponsor

Appendix

($ in thousands)	Three Months Ended Dec. 31, 2008	Fiscal Year Ended Dec. 31, 2008
Net loss	($53,498)	($54,506)
Interest expense	1,158	5,311
Depreciation and amortization	12,438	52,040
EBITDA	($39,902)	$2,845

OSG America L.P.
Page 17

Reconciliation Tables

EBITDA

EBITDA represents operating earnings, which is before interest expense, plus other income and depreciation and amortization expense.
EBITDA is presented to provide investors with meaningful additional information that management uses to monitor ongoing operating results and evaluate trends over comparative periods.  EBITDA should not be considered a substitute for net income or cash flow from operating activities prepared in accordance with accounting principles generally accepted in the United States or as a measure of profitability or liquidity.  While EBITDA is frequently used as a measure of operating results and performance, it is not necessarily comparable to other similarly titled captions of other companies due to differences in methods of calculation.

TCE Revenue

Consistent with general practice in the shipping industry, the Company uses time charter equivalent revenues, which represents shipping revenues less voyage expenses, as a measure to compare revenue generated from a voyage charter to revenue generated from a time charter.  Time charter equivalent revenues, a non-GAAP measure, provides additional meaningful information in conjunction with shipping revenues, the most directly comparable GAAP measure, because it assists Company management in making decisions regarding the deployment and use of its vessels and in evaluating their financial performance.

Three Months Ended

Fiscal Year Ended

Dec. 31, 2008

Dec. 31, 2008

TCE revenues

$69,659

$245,684

Voyage expenses

7,192

40,639

Shipping revenues

$76,851

$286,323

($ in thousands)